Receivables and Related Allowances	12 Months Ended
Dec. 31, 2022
Receivables [Abstract]
Receivables and Related Allowances
Note 4 - Receivables and Related Allowances
Business activity with respect to natural gas utility operations is conducted with customers located within the three-state region of Arizona, Nevada, and California. Southwest’s accounts receivable are short-term in nature, with billing due dates customarily not extending beyond one month, with customers’ credit worthiness assessed upon account creation by evaluation of other utility service or their credit file, and related payment history. Although Southwest seeks generally to minimize its credit risk related to utility operations by requiring security deposits from new customers, imposing late fees, and actively pursuing collection on overdue accounts, some accounts are ultimately not collected. Customer accounts are subject to collection procedures that vary by jurisdiction (late fee assessment, notice requirements for disconnection of service, and procedures for actual disconnection and/or reestablishment of service). After disconnection of service, accounts are customarily written off approximately two months after disconnection if the account remains inactive. Dependent upon the jurisdiction, reestablishment of service requires both payment of previously unpaid balances and additional deposit requirements. Provisions for uncollectible accounts are recorded monthly based on experience, consideration of current and expected future conditions, customer and rate composition, and write-off processes. They are included in the ratemaking process as a cost of service. The Nevada jurisdictions have a regulatory mechanism associated with the gas-cost-related portion of uncollectible accounts. Such amounts are deferred and collected through a surcharge in the ratemaking process. Southwest lifted the moratorium on disconnection of natural gas service for non-payment in Arizona and Nevada in September 2021, which was initiated (at the same time as a moratorium on late fees) in March 2020 in response to the COVID-19 pandemic. The moratorium on disconnection in California ended in November 2021. Southwest recommenced assessing late fees on past-due balances in Arizona and Nevada in April 2021, and in California in August 2021. After these moratoriums were lifted, Southwest resumed collection efforts. These moratoriums have influenced our bad debt expense and write-offs through 2022. Southwest continues to actively work with customers experiencing financial hardship by means of flexible payment options and partnering with assistance agencies. Management continues to monitor expected credit losses in light of the impacts of events/conditions such as COVID-19, local/regional inflation, and others. In addition, management is monitoring the impact of certain residential disconnection protections recently established in Southwest’s California jurisdictions, such as prohibiting credit deposits and fees for reconnection, among other things. While a two-way balancing account was permitted to track residential uncollectible accounts for future recovery, the mechanism is subject to a cap, above which uncollectible expense would nonetheless be incurred and recognized. The allowance as of December 31, 2022 reflects the expected impact from the pandemic on balances as of that date, including consideration of customers’ current and future ability to pay those amounts that are due.
Utility infrastructure services accounts receivable are recorded at face amounts less an allowance for doubtful accounts. Centuri’s customers are generally investment-grade gas and electric utility companies for which Centuri has historically recognized an insignificant amount of write-offs. Centuri’s accounts receivable balances carry standard payment terms of up to 60 days. Centuri maintains an allowance that is estimated based on historical collection experience, current and estimated future economic and market conditions, and a review of the current status of each customer's accounts receivable balance. Account balances are monitored at least monthly, and are charged off against the allowance when management determines it is probable the balance will not be recovered. Centuri has not been significantly impacted, nor does it anticipate it will experience significant difficulty in collecting amounts due, given the nature of its customers, as a result of the COVID-19 environment, historically high inflation, or other conditions.
The table below contains information about Southwest’s gas utility customer accounts receivable balance (net of allowance) at December 31, 2022 and 2021:

	December 31,
(Thousands of dollars)	2022	2021
Gas utility customer accounts receivable balance	$225,317	$169,114
The following table represents the percentage of customers in each of Southwest’s three states at December 31, 2022, which was consistent with the prior year:

Percent of customers by state:
Arizona	54%
Nevada	37%
California	9%
Southwest activity in the allowance account for uncollectibles is summarized as follows:

(Thousands of dollars)	Allowance for Uncollectibles
Balance, December 31, 2019	$2,095
Additions charged to expense	4,693
Accounts written off, less recoveries	(2,454)
Balance, December 31, 2020	4,334
Additions charged to expense	5,415
Accounts written off, less recoveries	(6,490)
Balance, December 31, 2021	3,259
Additions charged to expense	12,707
Accounts written off, less recoveries	(11,136)
Balance, December 31, 2022	$4,830
At December 31, 2022, the utility infrastructure services segment (Centuri) had $632.1 million in combined customer accounts and contracts receivable. The allowance for doubtful accounts at Centuri as of December 31, 2022 was $4.3 million. The allowance for uncollectibles and write-offs related to Centuri customers were insignificant for all periods prior to December 31, 2022 and not reflected in the table above.